UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


              Investment Company Act file number   811-03877


                                  Z Seven Fund
               (Exact name of registrant as specified in charter)


           1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip code)


    Barry Ziskin, 1819 South Dobson Road, Suite 109, Mesa, Arizona 85202-5656
    -------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 480-897-6214


Date of fiscal year end: 12/31


Date of reporting period: 12/31/2002

ITEM 1. REPORTS TO STOCKHOLDERS.


Z SEVEN                                 1. ACCOUNTING PROCEDURES:
                                           RELIABILITY & CONSERVATISM

                                        2. CONSISTENCY OF OPERATING
                                           EARNINGS GROWTH
ANNUAL REPORT
                                        3. STRENGTH OF INTERNAL
DECEMBER 31, 2002                          EARNINGS GROWTH

                                        4. BALANCE SHEET:
                                           WORKING CAPITAL

                                        5. BALANCE SHEET:
                                           CORPORATE LIQUIDITY

                                        6. RECOGNITION:
                                           OWNER DIVERSIFICATION

                                        7. VALUE: P/E UNDER 10

                           FORWARD LOOKING STATEMENTS

When used in this annual report, and in future filings by Z-Seven Fund ("the Fund") with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

                         Z-SEVEN'S STATEMENT OF PURPOSE
                         ------------------------------

     Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors. These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the nineteen-year history of the Fund, to not repeat these errors. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH-QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME OVER A SPAN OF NEARLY 30 YEARS.

     As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

     The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

                                TABLE OF CONTENTS
                                -----------------

LETTER TO OUR SHAREHOLDERS...........................................     3
The Year in Review...................................................     3
2002 Share Repurchases...............................................     4
Retained Capital Gains...............................................     5
Current and Future Tax Considerations................................     5
Outlook..............................................................     6
THIS YEAR'S BEST QUESTION............................................     7
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE..........................     9
Accounting Procedures: Reliability and Conservatism..................     9
Consistency of Operating Earnings Growth ............................    12
Strength of Internal Earnings Growth.................................    14
Balance Sheet:  Working Capital .....................................    15
Balance Sheet:  Corporate Liquidity..................................    16
Price/Earnings Multiple and Owner Diversification....................    17
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection...............................................    21
THE STRONGEST SEVEN .................................................    25
THE WEAKEST SEVEN ...................................................    28
PERFORMANCE AND FINANCIAL INFORMATION................................    32
PAST PERFORMANCE.....................................................    33
TIME TO BUY STOCKS AGAIN.............................................    38
SPECIAL FEATURE OF THE FUND..........................................    46
INVESTMENT OBJECTIVES AND POLICIES...................................    47
GENERAL INFORMATION..................................................    48
FINANCIAL STATEMENTS.................................................    49
REPORT OF INDEPENDENT AUDITORS.......................................    62

                           LETTER TO OUR SHAREHOLDERS
                           --------------------------

                               THE YEAR IN REVIEW
                               ------------------

     This past year, for those among you with investments other than Z-Seven Fund, must seem like an endless extension of 2000 and 2001. Nearly all stocks and funds suffered substantial losses for the third year in a row. We are pleased that our caution during two out of the three years again helped us to all but eliminate the effects of a market that, at last, affected even the best stocks. IN FACT, WE ARE PLEASED THAT OUR INVESTMENT PORTFOLIO FULLY RESISTED THE STOCK MARKET DECLINE DURING THE FULL YEAR OF 2002.

     In 2000 our investment portfolio declined less than 6%. Only in 2001, when interest rates dropped further and faster than ever before in history, were we aggressively and incorrectly positioned despite the best probabilities having been on our side - see Past Performance on page 33. We were unaware that 2001 would prove to be the exception to a previously flawless interest-rate rule. The lessons learned in 2001 made it obvious that we were not in any "ordinary" bear market and helped greatly to improve our performance in 2002.

     Z-Seven's net asset value was $4.12 at year-end. This is a drop of about 3-1/2% in 2002, despite the difficult market year. Z-Seven's investment portfolio gained approximately 1% in 2002 (before expenses). We regard this performance as a good test of our ability to withstand the worst of conditions. While we prefer an environment in which we can grow, anyone can seemingly do well with the wind at one's back. We are even more gratified that while waiting to grow, our outstanding defensive performance of this past year will help long-term results during a full-cycle period which includes both up and down markets.

     During the fourth quarter, our net asset value increased somewhat from $4.09 to $4.12. While we rebounded somewhat during the early part of the quarter, to having a year-to-date gain for the first 11 months, a softer stock market in December held back our short-term performance for this quarter.

     The negative mood of the market unfortunately took a toll on our share price. Z-Seven Fund closed 2002 on the NASDAQ at $3.26. The total investment return for our share price was a decline of 22%.

     I must say, as the Fund's largest shareholder, I lost the most in share price this past year. Still, what is particularly troubling is knowing that for the first 8 months of the year, our share price actually registered a gain. We are committed to keeping a floor for our share price just under the NAV, through repurchasing shares in the open market. Our efforts have been impeded by the loss of our most important market maker (Herzog, Heine and Geduld) which merged with Merrill Lynch and the subsequent dissolution of Herzog's market making desk. The Board and management are considering a number of new alternative solutions to resolve this problem and to maximize long-term shareholder value.

     We are very pleased that 2002, like most bear market years, demonstrated the defensive characteristics of our 7 stock selection criteria. This past year was very difficult for some of the best-known growth funds, most of which suffered substantially deeper losses than our fund. The lessons learned during 2001 made us better prepared for 2002, as our excellent defensive investment results show.

     It is my opinion that the worst for the stock market is over, at least for the next two years, as the low early in October, 2002 demonstrated a classic base-building pattern in which fewer individual stocks make new lows despite lower market averages and indices.

     It is also worthy of note that the Investment Company Institute reports a whopping $207 billion flowed into bond funds (net of redemptions) this past year, while the opposite held true for stock funds, which suffered $24 billion in redemptions (net of new and additional purchases). While I don't like to think that most investors are always wrong, they usually are. This time they are running away from equity mutual funds after they have already lost so much and chasing after bond funds again, after their rise, during the current lower interest rate environment. While interest rates may still go down, there isn't that much potential in that direction, with considerable long-term risk when interest rates rise. At Z-Seven, we held our own in 2002 and we believe there are strong possibilities for renewed growth during at least the next two years.

2002 SHARE REPURCHASES
----------------------

     Partially responsible for the long-term performance in our share price is the fact that we, at times, repurchase our own shares when they sell at a discount. In the past this practice has tended to create a floor for our share price just under our net asset value.

     During 2002, we repurchased 85,000 shares on the open market. These repurchases were made when the price was below net asset value, in accordance with Rule 10b-18 of the Exchange Act of 1934 and Rule 23c-1 of the Investment Company Act of 1940. Buying in this way insures that the net asset value is not diluted. To the contrary, these purchases (at small discounts) benefit our net asset value to some extent. Rule 23c-1 also prohibits the Fund from repurchasing shares if, to the Fund's knowledge, the seller of the shares is an affiliated person of the Fund [as defined in the 1940 Act Sec. 2(a)(3)].

     The problems of selling at large discounts have long plagued the closed-end fund industry, but most funds choose not to do repurchases because it decreases the adviser's fee by shrinking the pool of capital. We feel that repurchasing is another example of Z-Seven placing the interest of our shareholders first by doing our best to maximize shareholder value.

     We hope that this and/or new solutions will help our share price to better keep up with our NAV in the new year, particularly in the event of the return to more favorable stock market conditions, helping our NAV to grow.


                             RETAINED CAPITAL GAINS
                             ----------------------

     Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

     Shareholders are permitted to add $4.06 per share in tax cost write-up. This produces a $9.06 tax-cost basis on Z-Seven shares purchased in 1984, thereby lowering capital-gains tax liability.

     Please consult your tax adviser with respect to your individual investment in Z-Seven.

     The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis. The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

                -----------------------------------------------
                             Retained     Z-Seven's
                              Capital        Tax       Tax Cost
                 Years         Gains       Payments    Write-up
                 -----         -----       --------    --------
                 1984-85         $ 0            $ 0         $ 0
                 1986            .83            .22         .61
                 1987           1.06            .34         .72
                 1988           1.55            .53        1.02
                 1989            .27            .09         .18
                 1990-92           0              0           0
                 1993            .64            .23         .41
                 1994            .07            .03         .04
                 1995-96           0              0           0
                 1997           1.30            .45         .85
                 1998            .35            .12         .23
                 1999-2002         0              0           0
                                                      ---------
                 Total Tax Cost Write-up                  $4.06
                -----------------------------------------------


                      CURRENT AND FUTURE TAX CONSIDERTIONS
                      ------------------------------------

     For the year 2002, there were no tax events which affected shareholders. Only shareholders who sold shares during the year had what could have been a taxable event. Although we realized significant capital gains during the year, we were able to utilize some of the sizable loss carry-forward for income-tax purposes and paid no taxes on our gains, this past year. WE STILL HAVE THE POTENTIAL TO REALIZE SUBSTANTIAL FURTHER

GAINS, OVER THE NEXT FEW YEARS, THAT, IF USED, WILL ENABLE US TO GROW TAX-FREE FOR SOME TIME TO COME.


                                     OUTLOOK
                                     -------

     With investment and income-tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year. We offer exceptional value, with a weighted average P/E of approximately 6 at year end, and are building on a foundation of solidly managed companies that, for the most part, have continued to perform relatively well during the economic slowdown.

     While the ultimate stock market bottom may not be reached until sometime over the next few years, the collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices. We continue to search for these opportunities even now, but they are currently few and far between. Still, after the bullish divergence (base-building) of lows made in October 2002, I expect that, consistent with this behavior in the past, we will have the wind at our back for the coming year and probably longer.

     While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

     I would like to thank all those who have demonstrated confidence in my growth/value discipline. Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

     Our wonderful directors, Rochelle, Jeff, Lydia, and Alan, with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so.

Sincerely,

/s/ Barry Ziskin

Barry Ziskin                                                    February 6, 2003

P.S. This report is dedicated to my daughter Ariana, who turns 18 today. This report is also dedicated to my son Jacob, who will soon turn 6, and to the memory of my late father, my most valuable mentor.

                            THIS YEAR'S BEST QUESTION
                            -------------------------

     I try to return each phone call I receive from our family of shareholders. Among these phone calls, the one that was perhaps the most thought provoking came from a gentleman who said that he used to enjoy reading my commentary on stocks and markets, when it appeared more often in a monthly newsletter Investing With Barry Ziskin.
---------------------------

     He asked when our stock selection discipline is most likely to succeed and when might it fall on its face. No matter how much we improve our odds by avoiding companies that don't report their earnings in a reliable and conservative manner, or that have not been consistent in their growth record, or that grow too slowly, or that carry too much short-term or long-term debt, and even those whose stocks sell for prices that may be too high, we cannot completely eliminate risk. This is why we have to diversify to some extent. Our shareholder's primary interest seems to be in when this approach is more likely or less likely to give us an advantage.

     Because I incorporate quality, growth, and value in the same discipline, it's always been my goal to have a method that will guide me in most conditions. Furthermore, we, spread our risk away from the U.S. stock market by searching the developed world over to seek the best investment opportunities. We avoid the risk inherent in third world countries by limiting the foreign markets in which we are willing to invest. Currency exchange rates don't always change in favor of the international investor, as they have this past year, so we hedge our currency risk. Still, our concentrated global approach hurt us in 1992, when most of our portfolio was invested in European shares that, while better values than U.S. stocks, were vulnerable in the short term to disappointment over Denmark's rejection of the European Union in a referendum.

     I believe that the speculative bubble during the late 1990s, which eventually lifted the NASDAQ composite to over 5,000, made it hard for sensible and risk-averse investments, such as those meeting our criteria for selection, to keep pace with an unrealistic and unsustainable rise. Most conservative investors felt as though they were being left behind. Furthermore, the unprecedented length of the economic up-trend of 1992-2000 made our normally highly selective criterion for consistency of operating earnings growth temporarily less effective. On the flip-side, in a year like 2002, and in nearly all tough years for the stock market, our investments tend to hold up very well.

     I don't believe that speculative bubbles are easy to bust and we may well have an even worse bear market, next time, after this current bull market, which I believe began this past October. Our criteria should shine in such a market, minimizing long-term risk until such time as an abundance of companies meeting not only our quality and growth criteria, but also our value requirement, comes to pass. It may be four or five or more years until we are this fortunate, but if this time is like past bubble-busting secular bear markets, the patient may well be very richly rewarded for years to come by having not just the guts, but the discipline, to take advantage of the wealth of opportunities in the best-managed companies in the developed world, at a time when most investors will run for the hills.

     For those who can objectively look to the very long term and not get unnerved by the roller coaster that may continue for the next few years, at least, the reward for our disciplined approach has the potential for many years of very profitable returns.

                   STOCK PURCHASE CRITERIA AND SELL DISCIPLINE
                   -------------------------------------------

     Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection and its sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process.

     Thousands of publicly-held companies throughout the developed world are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING PROCEDURES: RELIABILITY AND CONSERVATISM

     "COMPANIES MUST NOT DEFER OPERATING EXPENSES OR PREMATURELY REALIZE REVENUES AND MUST HAVE AN AUDITOR'S REPORT ON FINANCIAL STATEMENTS THAT IS UNQUALIFIED IN ALL MATERIAL RESPECTS."

     Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

     IN LIGHT OF THE RECENT ENRON AND WORLD COM ACCOUNTING SCANDALS, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

     It is common sense that no company will actually pay any more income tax than tax laws require it to. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).

     Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:

                      ----------------------------------
                      CURRENT TAX            $30 MILLION
                      DEFERRED TAX            10 MILLION
                                             -----------
                      TOTAL TAX              $40 MILLION
                      ----------------------------------

     In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, publicly reported figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

     This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.

     WE RECEIVED SUCH A POSITIVE RESPONSE FROM OUR SHAREHOLDERS ABOUT OUR ENRON ANALYSIS IN OUR 2001 ANNUAL REPORT THAT WE THOUGHT IT WORTH REPEATING IN OUR 2002 ANNUAL REPORT.

     EVEN IF A COMPANY LIKE ENRON, WHICH DID NOT COME CLOSE TO MEETING OUR OTHER CRITERIA, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, AGGRESSIVELY REPORTING THEIR EARNINGS TO AN UNSUSPECTING PUBLIC. While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using "generally accepted accounting principles" which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example, would have shown:

               ----------------------------------------------
                                     2000      1999      1998
                                   --------------------------
                                          (IN MILLIONS)
               CURRENT TAX         $  227    $   83    $   88
               DEFERRED TAX           207        21        87
                                   --------------------------
               TOTAL TAX              434       104       175
               ----------------------------------------------

     These amounts from Enron's 2000 annual report, under "Income Taxes," makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting. In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax. This means that Enron reported about double the earnings to an investor than they did when paying tax. A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called "other"), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards. This indicates that for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly "technical" assets by greater than three-to-one.

     Deferred taxes usually are the result of "temporary timing differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid. For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

     Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

     In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported. If this vital data is not available, we simply do not invest in that company.

     As of year-end, our Jardine Lloyd Thompson Group PLC (JLT) holding was again, by far, our largest. It has been used as an example for every purchase criterion during its seven years in our portfolio and last year was highlighted for this most important one. Rather than repeat JLT this year, we prefer to mix it up a bit, changing the examples used in the previous year's annual report. So, instead, we will focus on our newest and largest domestic investment (second largest overall behind JLT): TECHNE CORP.

     Not only for the latest six years, but for better than a decade, covering the entire period for which public information is available, Techne has always (each and every year) reported its earnings more conservatively to the public (book earnings) than it has to the I.R.S. (tax profits). It has utilized inventory reserves and other reserves in order to achieve maximum conservatism in financial reporting. These reserves are mostly not allowable by the I.R.S. when paying taxes.

     In five out of the latest seven years, Techne has reported to the public so ultra conservatively that the difference has been in double digits, ranging from nearly 13% to triple that (almost 39%) in the most recent year. During the latest four years, reporting has become even more skewed to minimizing reported earnings. In three of the latest four years, earnings reported to the public have been better than 17% below taxable profits. In two of the most recent three years, the difference has exceeded 37%.

     Even during a recession, when most companies were trying to salvage disappointing earnings through any means necessary, Techne has done just the opposite. During its latest fiscal year (June 2002), Techne reported its most conservative set of figures ever, with public earnings barely more than 60% of what was declared for tax purposes. WOW!

     We adjust for this in Techne's case at the 24% average rate of underreporting to put all companies on a tax basis "common denominator" of sorts. So when investors ask how value investors like Z-Seven can seemingly pay higher prices and P/E multiples than expected, the answer is that not only is the price we pay based upon estimated (future) earnings, not trailing earnings, but we adjust for net cash per share (cash minus debt) which in Techne's case is considerable. Finally, we adjust for their 24% average underreporting of earnings. This allows us to pay a higher price for our newest investment in Techne Corp, a highly profitable biotechnology company, working on its 14th consecutive year of earnings growth.


CONSISTENCY OF OPERATING EARNINGS GROWTH

     "AT LEAST 10% GROWTH IN ADJUSTED PRE-TAX INCOME IN EACH OF THE SIX MOST RECENT YEARS."

     As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy or in their particular industries or product areas. We only invest in those companies that have done well in both prosperous and difficult times.

     With all the publicity about the record-long economic expansion in the U.S. before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 24%, over the latest decade of reported earnings (1991-2001). The companies in our portfolio have averaged approximately one half of one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for excellent long-term results.

     When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income. During the current era (and other periods) of sharply reduced interest rates, cash-generating companies should not be penalized for declining interest income, foreign currency movements (another particularly timely adjustment during the current period of U.S. dollar decline), reserves, non-recurring, and extraordinary items. We also adjust for tax accounting to put each year on comparable and conservative footing.

     We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.

     Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture. Our extra work put into the analysis is worth the effort to find companies that are the best managed.

     JARDINE LLOYD THOMPSON PLC, our largest holding, has been an example of every single criterion during its seven years among the largest positions in our portfolio. Having discussed JLT in our most recent annual report as our example for our accounting procedures; reliability and conservatism criterion, we now (as we have previously in our 1998 annual report) utilize this excellent company as an example of our consistency of operating earnings growth requirement.

     Jardine Lloyd Thompson was formed by the merger of JIB Group and Lloyd Thompson in 1996. Before the merger, earnings for Lloyd Thompson grew each and every year from its 1982 inception through 1996. Since the merger, profits have continued to progress consistently, year after year, nearly quadrupling during the five complete years though 2001.

     British companies generally report their earnings every six months (not quarterly, like their U.S. counterparts). While the entire year ended December 31, 2002 is not yet reported, the report for the first six months of 2002 indicates that not only has growth in adjusted operating income continued unabated throughout the current recession, but it has accelerated its rate of growth to exceed 30%, its highest growth rate in nearly five years. As one of few remaining independent wholesalers of specialty insurance products, JLT appears to have carved out a profitable niche that should enable it to continue its consistent growth though the foreseeable future

STRENGTH OF INTERNAL EARNINGS GROWTH

     "ADJUSTED PRE-TAX INCOME, EXCLUSIVE OF ACQUISITIONS AND DIVESTITURES, MUST HAVE GROWN AT AN ANNUALLY COMPOUNDED RATE OF AT LEAST 20% FOR THE MOST RECENT SIX-YEAR PERIOD."

     Over a six-year period a company must triple its operating profits to qualify as an investment.

     The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period. AT THIS PACE, EVEN IF ITS P/E MULTIPLE WERE TO CONTRACT BY AN ASTONISHING TWO-THIRDS, A TRIPLING IN EARNINGS WOULD PROVIDE ULTIMATE LONG-TERM PROTECTION.

     Over the years, many brokers have tried to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at times in these "emerging growth stocks" bring back painful memories for experienced investors. The "Internet" crowd seems to have predictably learned its lessons as well during the 2000 through 2002 bear market.

     Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.

     Our second largest investment in the U.S. (fifth biggest overall) is BALCHEM, only in our portfolio a little over six months. It is one of two new domestic holdings which rank among our biggest. (See "Accounting Procedures:
Reliability" featuring Techne, page 11).

     As of their latest report (nine months ended Sept. 30th) Balchem, a specialty chemical company, now generates nearly half of its revenues from the manufacture of encapsulate products which it sells to the global food and industrial applications markets. In the latest quarter, encapsulate sales grew nearly 39%, despite the current recession. The other half of the company's business, in the supply of choline to the livestock industry and other specialty products in other markets, is highly profitable and relatively stable from year to year.

     Balchem was successful in expanding its operating profits consistently and by more than seven-fold during the seven years through 2000.

     So, how did they do during the recession year of 2001? Better than before, with operating profits up 37% year-over-year. During the latest quarter (of
2002) and for the nine months that ended in September, Balchem leveraged its sales growth by keeping expenses under control, enabling earnings to expand by 77% for the nine months and 79% for the quarter (adjusted for a minor non-recurring profit the prior year). There really aren't very many companies showing strong growth these days; however, Balchem is an outstanding exception to the rule.

     In addition to these excellent results, they are also one of a minuscule minority that can confidently project their outlook in this current environment. As Balchem's encapsulate business becomes a larger and larger portion of its total operation, the superior growth rates achieved in this segment are having a greater and greater impact on their overall results. Even after a strong year in 2002, Balchem's total revenues are merely running at an annual rate of approximately $60 million, giving this little company a lot of potential for growth in the future.

BALANCE SHEET: WORKING CAPITAL

"ONE OF THESE THREE CONDITIONS MUST BE MET: A) 2:1 OR BETTER CURRENT RATIO, B) 1:1 OR BETTER QUICK ASSET RATIO, OR C) WORKING CAPITAL IN EXCESS OF MARKET VALUATION (TOTAL SHARES OUTSTANDING TIMES CURRENT MARKET PRICE)."

     "Current ratio" means current assets divided by current liabilities. "Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.

     For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

     This is particularly the case in Britain, where companies tend to have little or no long-term leverage, and are therefore generally pretty tight on working capital. Still, most of our seven largest holdings are British. In last year's annual report, we discussed Roxboro Group PLC, as our example for this criterion. This year, we turn to another British holding, RATHBONE BROTHERS, as our working capital example.

     Rathbone, our third largest holding, is a service company (investment mangement) and, as such, has no inventories to balloon current assets. Therefore, while it does not exceed a 2:1 current ratio, it easily exceeds our alternative quick ratio requirement, as of its latest reported balance sheet, and has done so for years. The most recent balance sheet was issued in conjunction with their six-month report (ended June 2002) and shows a quick ratio in excess of 1.16:1. As nearly all (better than 80%) of their current assets are in debt securities (bonds) and they are valued at the lower of cost or market, the increased market value of these investments is a hidden asset (not appearing on the balance sheet) that understates Rathbone's balance sheet liquidity. Because of this, as well as the company's excellent cash flow, the actual working capital is growing even more rapidly than the nearly 60% growth indicated during the first six months of 2002.

BALANCE SHEET: CORPORATE LIQUIDITY

     "LONG-TERM DEBT MUST BE LESS THAN EITHER: A) WORKING CAPITAL, B) CASH AND CASH EQUIVALENTS, OR C) LATEST TWELVE MONTHS' CASH FLOW. `CASH FLOW' MEANS NET INCOME PLUS DEPRECIATION AND AMORTIZATION, I.E., THE DIFFERENCE BETWEEN REVENUES AND ALL CASH EXPENSES (INCLUDING TAXES)."

     The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term).

     While several companies in our portfolio at year end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is less than its working capital.

     ROXBORO GROUP PLC, our seventh largest holding, is a leading producer of specialty electronics components and instrumentation to the telecommunications, aerospace, and traffic control markets. This British example, last year used for the preceding balance sheet criterion, continues to protect its profit margins despite adverse conditions in their end markets. This results in excellent cash flow and, as a result, an outstanding balance sheet.

     As of their latest annual report, Roxboro's working capital covers a miniscule long-term debt by nearly 200 fold, as a result of reducing greatly its long-term debt, in the most recent year reported.


PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION

     "SHARES MUST SELL FOR LESS THAN 10 TIMES OUR ESTIMATED EARNINGS PER SHARE FOR THE CURRENT FISCAL YEAR."

       "LESS THAN 10% OF OUTSTANDING SHARES MUST BE HELD BY INVESTMENT COMPANIES OTHER THAN Z-SEVEN."

     The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.

     In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

     Even after such a difficult year as 2002 was, large-capitalization stocks are clearly overvalued in today's market through nearly any historical measure. This is even true for high-techs, which recently suffered the most.

     WHEN WE LOOKED FOR VALUE THIS YEAR, WHERE DID WE FIND IT? This year, our new investments were mostly in the United States, among companies still expecting consistent growth in operating earnings, when we had opportunity to invest in them at single-digit price/earnings multiples. Unfortunately, these bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000-2002.

     Most of our largest pre-existing holdings, however, reside in the United Kingdom where some outstanding values can be found. Although BARRATT DEVELOPMENTS PLC, a British home-building company has nearly doubled in price since we first purchased the shares (approximately four years ago) they are still an exceptional bargain, not merely in today's still over-priced market, but clearly on an absolute (not just relative) basis. As a result of the company proving its ability to consistently grow earnings through the past couple of housing cycles and the strength of the current housing market, we took the opportunity to add further to our Barratt holding during the most recent year, making it now our fourth biggest investment. My single greatest concern surfaced recently (after adding to our position) when CEO Frank Eaton, highly respected in the industry and largely credited for Barratt's excellent earnings growth record, was killed in an auto accident. David Pretty, Managing Director (C.O.O.) was permanently appointed to succeed the late Mr. Eaton.

     Barratt, a leader in urban renewal, has excellent prospects and continues to increase earnings per share by more than 20% annually, as it has done for the past decade. Following a 25% increase in EPS for the most recent fiscal year, Barratt may even be able to accelerate this growth in the current year. The U.K. lags U.S. economic activity, but not by as much as the rest of Europe. It is reasonable to expect that the current housing boom in the United States may have a future spillover effect in the United Kingdom, with even greater potential for continued lower mortgage rates on the other side of the Atlantic. Even before waiting for a future spillover impact, it is worth noting an acceleration in excess of 300 basis points in their latest six-month earnings growth rate (year-to-year) vs the prior six-month year-to-year rate. Being conservative and not estimating any further acceleration, Barratt's EPS would approach 85p (fully diluted) at a continuation of the latest year's 25% growth rate.

     Without even yet looking towards higher earnings for Barratt next year, the shares closed calendar 2002 at 391p, barely more than 4 1/2 times the 85p per share in estimated earnings. When adjusting its market price to the greater than 41p per share in net cash (cash less all debt), Barratt is an even better bargain than it first appears, merely 4 times estimated earnings. On July 1, Barratt will begin its next fiscal year. Barratt could earn as much as 110p per share, bringing its P/E on forward-looking earnings below 4 times and under 3 1/2 times, when its share price is adjusted for the company's net cash per share. Needless to say, we are excited about Barratt's potential double play for us, as this growth company continues to increase its earnings, over the years, while the shares may eventually trade at the kind of P/E multiple at which a quality growth company like Barratt deserves to be valued.

     Another existing holding that we added to during the year of 2002, because of the value opportunity that presented itself, resides right here in the United
States: U.S. PHYSICAL THERAPY. While we have not been as successful with our U.S. Physical Therapy investment thus far (over a significantly shorter time frame of less than two years) than with Barratt Developments, we are not deterred from adding to a holding that we may initially be losing on, as long as the fundamentals (conservative accounting, consistent and strong earnings growth, and healthy balance sheet) remain intact and are likely to continue to do so.

     In the case of U.S. Physical Therapy, its tenure as a public company has been fairly brief and it therefore tends to be more volatile in the trading of its stock. A slowdown in their operating growth rate from 74% in 2001 to 31%-36% in the first half of 2002 to, most recently, merely 11% in the latest quarter (third quarter ended September 30) may have the momentum crowd spooked. But just as the exceptionally strong earnings in 2001 made it difficult on the 2002 comparisons, the weaker earnings growth rates for the most recent year (2002) make positive 2003 comparisons easier.

     Although U.S. Physical Therapy is a provider of healthcare services, it is better to analyze the company as we would a retail company. At 201 units, it is expanding its base by 20%-25% every year and it increased "same store sales" by nearly 14% during the first nine months of 2002 even atop the exceptionally difficult comparisons of an extraordinarily robust 2001. About 80% of this growth was achieved through increased patient visits.

     Despite aggressively expanding the chain and buying back more than $7 million of their shares during the most recent quarter - I guess I'm not the only one who sees value at these prices - the company still managed to increase cash during the nine months of 2002 to nearly $9 million by September 30, while significantly decreasing both current liabilities and long term debt, which now total merely $5-1/2 million.

     Their balance sheet is not their only ultra-conservative characteristic. Similar to Techne Corp. (see Accounting Procedures: Reliability and Conservatism page 9) U.S. Physical Therapy consistently reports its earnings even more conservatively to the public than for tax purposes. As a result, we adjust for the lower earnings the company has reported to the public (on average nearly 21% less than it reports to the IRS). On this tax basis, earnings for the current year (2003) may approach $1.25, up from a similarly adjusted $.99 expected for the year just ended. Closing the year of 2002 at a price barely above $11, U.S. Physical Therapy trades at even less than 9 times tax-adjusted earnings estimated for the current year. Adjusting its market price for the nearly $.60 per share in net cash brings its P/E closer to 8.

     There is plenty of value in Z-Seven's stock portfolio besides Barratt Developments and U.S. Physical Therapy. According to our earnings estimates, Z-Seven's average P/E ratio is approximately 6 times our estimate of 2003 earnings.

     By sharp contrast, the S&P 500 companies (index at year-end 2002 was 879.82) had a P/E ratio of nearly seventeen times the $52.18 (according to Bloomberg's) estimate of 2003 earnings. The current price/earnings multiple of approximately six for Z-Seven's portfolio offers outstanding value at a nearly 65% discount to the S&P 500 price/earnings multiple of nearly seventeen.

     Over the last ten years, the companies in Z-Seven's current portfolio have increased their pre-tax earnings at a 35% rate, annually compounded, which is nearly four times the 9% growth rate for S&P 500 earnings.

SELL DISCIPLINE: BASED UPON THE SAME COMMON SENSE CRITERIA AS FOR STOCK
SELECTION

     Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

     Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

     There are seven events that will cause us to REDUCE OR ELIMINATE shares from our portfolio:

     1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION REQUIRES COMPLETE ELIMINATION. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

     While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek is based.

     2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN COMPLETE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

     A long-term change in our companies' profitability and growth happens infrequently; so we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. It is our desire to maintain smaller positions in these companies.

     We still take prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

     Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. This most often occurs in bear markets and during recessions, when panic runs rampant.

     3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term. Following this rule has saved us money over the years, and continued to do so in 2002.

      4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

     5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVIDUAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.

     As we explained under "Sell Discipline" criterion #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even when both macro-considerations are negative.

     6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMINATE ALL REMAINING STOCKS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS.

     This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during that year's environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

     In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished that year with its worst annual decline in its entire history!

     7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT.

     The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our criteria are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.

                     THE STRONGEST SEVEN & THE WEAKEST SEVEN
                     ---------------------------------------

     In this section, we will discuss our STRONGEST SEVEN, the portfolio's top seven gainers in percent return, ranked from our portfolio's largest investment holding to our smallest. This will be followed by a discussion of the seven lowest performing stocks, our WEAKEST SEVEN, in the same order.

     In keeping with our commitment to long-term analysis, we will continue to include only holdings that have been in the portfolio for the entire year.


                               THE STRONGEST SEVEN
                               -------------------

     The year of 2002 brought with it a great number of challenging circumstances. We suffered with another year of the bear market, despite the usually reliable remedy of lower interest rates in record doses, the year before.

     Before beginning with the year's best (in order of investment size), I would like to take my hat off to the fine year that many of our largest holdings had in 2002. The NASDAQ Composite Index, of course, was down substantially, as it was in 2000 and 2001 with the worst three year decline in its history.


                            1. JARDINE LLOYD THOMPSON
                                    GROUP PLC
                            -------------------------

     Beginning with, by far, our largest investment, Jardine Lloyd Thompson
(JLT), for every one of the three years of the bear market, has earn a place in the STRONGEST SEVEN. This successful British wholesale insurance broker's share price almost doubled during 2000, which was not exactly the best year for British investments. Still, even during the first nine months of 2001, it held this gain during this difficult period and, with the wind finally at its back during the final quarter of 2001, JLT's share price finished the year up more than 24% in US dollars (nearly 28% in local currency).

     During the latest year of 2002, Jardine Lloyd Thompson gained a further 20%. While the bear market finally got to some excellent stocks during its third year (2002), JLT stands out as an exception. It has now nearly quintupled the price that we first purchased this company in 1995's fourth quarter, some seven years ago. This does not include a solid 2002 dividend which added further to its total return.

     As outlined in our buying discipline, we increased our JLT position to a double size a little over four years ago when it traded below the company's cash (less debt) per share. Since then, earnings growth continues steady. Most of JLT's nearly quintupled price gain is attributable to its industry grouping no longer being out of favor in the market. We sold some JLT along the way up, due to the risk of its price no longer being below its cash.

     Beginning in early 2001, we have focused on larger holdings of companies with excellent records of continuous growth extending beyond the six consecutive years necessary to our Consistency of Operating Earnings Growth criterion, back to the last meaningful recession of 1990-92. JLT passed this test and, when still an excellent value in early 2001, we added again to our investment.


                           2. BARRATT DEVELOPMENT PLC
                           --------------------------

     Another of our largest investments, third among those in the portfolio for the entire year and fourth largest overall, Barratt Development PLC, a housing developer, performed well enough to repeat as one of our "strongest seven", just like JLT during the difficult year of 2002. In fact, it was the second strongest of all our British holdings (next to JLT), able to hold its head above water this latest year with an increase of 3%, coming after a 38% jump in share price the year before (42% in local currency), that does not even include a considerable dividend.

     While lower interest rates on mortgages help the housing industry, in the current recession, consumer demand remains soft for new homes in the U.K. Therefore, credit Barratt's management for being able to buck the trend. Even after its share price has gained these past couple of years, Barrat remains a bargain. (See our "Price/Earnings Multiple Criterion," page 17).

     Since first purchased around year-end 1998, Barratt's market price increased more than 30% in just over a year. At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares. Specifically, although Barratt's profits were growing during most of the 1990's, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain's last major recession (1989-1992), Barratt was not able to buck the down years, and suffered some miserable years.
     The company is progressing just fine this time, however, both when mortgage rates were rising and even in this current recession. As a result, we purchased some 30% more Barratt back in the initial quarter of 2001. For the four years since our first purchase, its share price has nearly doubled, despite difficult market conditions.
     A factor favorably impacting Barratt's price is that it is among the few companies continuing to achieve earnings growth in such a difficult economic environment,. It is still a bargain, and I wouldn't be the least bit surprised to see further outstanding performance.

                                  3. VT HOLDING
                                  -------------

     VT Holding was the portfolio's best performer during the latest year, rising approximately 65% in a market that went from bad to worse in most European bourses (markets), including Copenhagen, where VT, a multi-industry manufacturer that is our ninth largest holding (sixth biggest of those in our portfolio for the entire year), trades.

     Unlike JLT and Barratt, VT Holding is not a repeat in our group of "Seven Strongest". Exactly the opposite!

     Several investors over the years, have asked me why I would continue to stick with a stock that has been a disappointment. Whether a stock does well or poorly does not influence the fundamental, long-term factors we consider as to when to sell a particular stock (see - Sell Discipline on page 21).

     If the fundamentals are still there, it makes the stock an even greater bargain, after a decline in price. During the year before (2001), VT was our portfolio's poorest performer, having lost 55% (53% in local currency). It was the only stock in our portfolio that declined more than 40% that year. In the prior annual report we said "the current market is severely undervaluing the stock even more than when we first purchased them three years ago". We also said, "perhaps....stocks among our weakest seven during 2001 will be among our strongest next year, as has been the case this year and many times before".

     This most recent year, VT has rebounded to become our biggest gainer. Much of VT's rebound during the latest year has to do with better than expected earnings and an attempt to take the company private. Despite the bear market, our VT shares have rebounded back to approximately our initial purchase price.


                              4. STRATTEC SECURITY
                              --------------------

     Our next largest in this section is Strattec Security, a developer of ignition systems for the major automobile makers. This is our twelfth biggest holding overall and the eighth largest of those which have been in our portfolio during the entire year.

     Last year when Strattec accounted for approximately 2% of our net assets, it shared a discussion place with a much smaller holding as the sixth and seventh biggest of our "Strongest Seven", with a price increase of 14%. This year, in an even more difficult stock market year, Strattec gained a further 36%, helped also (like VT Holding) by better than expected earnings and by new products being introduced and has earned a place of its own among the "Strongest Seven". All in all, since we first purchased Strattec, its shares have gained of approximately 75%.

                              5. LINDT & SPRUNGLI
                             6. WESTFAIR FOODS, LTD
                          7. BALLANTYNE OF OMAHA, INC.
                          ----------------------------

     Lindt & Sprungli (Swiss), Westfair Foods (Canadian) and Ballantyne (American) are so small within our portfolio, accounting for less than 2% (Lindt & Sprungli) and under 1% of Z-Seven's net assets, that they are being discussed together. These companies have varying forces causing their excellent performance this past year.

     Interestingly, even in this difficult economy, Ballantyne of Omaha is the only one of our holdings currently showing a loss in operating earnings. This was most likely the cause of its poor performance in 2000, when it was among our WEAKEST SEVEN. In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the "Strongest Seven", like VT Holding in 2002, with a gain exceeding 44%. Showing the overall strength of our portfolio during the difficult year in 2001, Westfair Foods was among our "Seven Weakest" that year, suffering merely a single digit loss.

     During the latest year (2002), Lindt's defensive characteristics, as a leading producer of quality chocolates, helped the stock still hold its head above water with a meager yet, within the context of the latest year, respectable 3% gain, before dividends; while Westfair rebounded nearly 45% (compared to its single-digit loss the year before) and Ballantyne added a gain of nearly 40% to its even better increase, the year before, repeating as a member of the "Strongest Seven".

     While Lindt shares have gained nearly 140%, since we first bought them, not including dividends, Westfair and Ballantyne are still down substantially from what we paid.

     In addition to these STRONGEST SEVEN held in our portfolio for a full year, three out of the four stocks owned for less than a year, held their own in a difficult year. Two of these three had registered gains by year-end with, at worst, a singe-digit loss; only one out of the newest group has declined significantly, thus far.


                                THE WEAKEST SEVEN
                                -----------------

     The following stocks were our portfolio's weakest performers for 2002. Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.


                            1. RATHBONE BROTHERS PLC
                            ------------------------

     Prior to 2001and 2002, Rathbone Brothers has been such an outstanding performer for more than 3 1/2 years since we first invested in this British investment manager/stockbroker, that we are quite unaccustomed to discussing it in our WEAKEST SEVEN section, particularly now for the second year in succession. Still, even in a depressed market that saw brokers and investment management particularly out of favor, Rathbone saw only a 9% decline in its share price during 2001 in US dollars (just 7% in local currency). Following that with a deeper drop during the most recent year of 31% is not much comfort, but its substantial dividend is.

     Despite this solid company's share price nearly doubling since we first purchased it over 5 1/2 years ago, it is a wonderful bargain selling for substantially less than its cash (net of debt) per share at its year-end price. Consequently, you will find it used as an example of one of our balance sheet criteria, "Working Capital," on page 15.


                            2. U.S. PHYSICAL THERAPY
                            ------------------------

While Barratt is a bargain, despite being among our "Strongest Seven" two years in a row and, as such is discussed under the only criterion for which we regularly give two examples, "Price/Earnings Multiple", U.S. Physical Therapy is the other example used - see page 17 - as a result of a 31% decline in these exceptionally volatile shares. While U.S. Physical Therapy bucked the trend of the bear market in the United States during 2001 when its earnings growth was accelerating to abnormally high growth rates, in 2002, these exceptionally strong 2001 results made for considerably more difficult comparisons and therefore led to de-acceleration in the rate of earnings growth during the latest year. Analysts, including myself, were forced to reduce our earnings estimates for 2002. While fourth quarter numbers have not, as yet, been reported, during the first nine-months of 2002, the growth rate in pre-tax income slowed to 25% (year-to-year) from 87% the year before.

     The flattening pattern became even more evident in the latest quarter, up merely 11%. It was this quarter alone which spooked investors, as U.S. Physical Therapy stock price actually rose 25% during the first six months of 2002. The company, nontheless has estimated full year 2002 to be up in double digits and to provide a platform for easier comparisons in future reports, as they have also announced an estimate that earnings will increase 20% or better in 2003. We took advantage of the price decline in U.S. Physical Therapy shares, an opportunity to increase our holding in an excellent company at even better prices than we first bought them at, and wouldn't be at all surprised to see this stock become one of our strongest in 2003.


                              3. ROXBORO GROUP PLC
                              --------------------

     Roxboro, our next company in this section and seventh largest holding overall, did truly suffer in this difficult bear-market. Roxboro's share price declined 27% during the latest year, following a loss of 37% during the year of 2001 (36% in local currency). Still, Roxboro has a solid balance sheet - see "Corporate Liquidity" criterion on page 16, to get them through these tough times. During our four plus years of holding Roxboro, it has been a bit of a roller coaster. We're now on the losing side and have reason to believe Roxboro may have hit bottom and follow the U.S. tech stocks higher in the coming period.


                             4. FORRESTER RESEARCH
                             ---------------------

     Our next largest holding among this group of poor performers, Forrester Research, fell nearly 23% in 2002, giving it the distinction of being down the least of our "Weakest Seven" for this very difficult year. In fact, no other stock declined by as much as 20% during the latest year, except for these seven. Although the recession has taken its toll on the information and internet business, Forrester, a leading provider of research on mostly internet business subjects, seems undervalued, as earnings have, overall, held up very well, not well enough for us to be able to add further to our investment, however.

     The current market is severely undervaluing the stock, even more than when we first purchased them nearly three years ago. Despite its outstanding balance sheet and control of profit margins during difficult times, its share price dropped nearly 20% since our initial investment through year-end 2002. Like Roxboro, Forrester should follow tech stocks higher.


                                5. BREWIN DOLPIN
                             6. INSIGHT ENTERPRISES
                               7. ABBEYCREST PLC
                             ----------------------

     These three are among our smallest four holdings, each accounting for less than 1% of our net assets, the smallest is below 1/10th of 1% - and therefore, like the smallest three of our "Strongest Seven", these three smallest "Weakest Seven" are being discussed together. While two of the three are British (the third American), a common denominator, other than their being of little importance to the portfolio, is that they are the three worst performers of all stocks in our portfolio during the entire year of 2002, with declines ranging from 54% - 67%. Considering such steep declines, we are fortunate that they are among our smallest four holdings.

     As British investment managers/stock brokers, Brewin Dolphin accompanies it's somewhat larger competitor, Rathbone Brothers, as a repeat among our "Weakest Seven". Fortunately, we sold most of our shares in Brewin Dolphin, during the first year we held them, at a profit, after a sharp rise in its price. Likewise, we sold most of our Insight (an Arizona based marketer of computers and related products and services) shares the first two years we owned them, as the price quickly rose to exceed the maximum our P/E multiple criterion allows. We added to our Insight holding during the first half of 2001. This was when its share price showed us the first opportunity in a long time to have it meet our value requirement for purchase. The price, however, was less when we sold approximately the same number of shares during the last four months of the year. Most were sold during the fourth quarter of 2001 at a loss of less than 10%, when earnings began to slip, breaching our Consistency of Operating Earnings growth criterion. Obviously, we saved ourselves a much bigger loss in 2002. Still, the "slip" in operating earnings has been slight during 2001 and profits actually rebounded somewhat during 2002, although with other computer stocks suffering from miserable earnings, when they sneezed, Insight stock caught cold. Abbeycrest, our smallest holding, is the only one with serious management issues - all three companies are suffering somewhat from indigestion caused by recent acquisitions - and Abbeycrest (a leading British jewelery maker) appears to have resolved them all. Perhaps Brewin Dolphin, Insight, Abbeycrest, and other stocks among our "Weakest Seven" during 2002 will be among our strongest next year, as has been the case this year and many times before.

                      PERFORMANCE AND FINANCIAL INFORMATION
                      -------------------------------------

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund's TWELVE LARGEST INVESTMENTS AT YEAR-END (comprising 78% of our common stock market value).

                                     EARNINGS GROWTH
                                     (1991 - 2001)(a)    CURRENT BALANCE SHEET
                                    # of                       Total Debt                   US DOLLAR
                                    Down      Annually   (long- and short-term)            SHARE PRICE
                                    Years    Compounded         as % of         ------------------------------
                                     for      Earnings          Working         Year End    Year End       %
                                   Earnings  Growth Rate        Capital           2001        2002      Change
                                 -----------------------------------------------------------------------------
1.  Jardine Lloyd Thompson PLC        0         + 21%              13%           8.967      10.7702       +20%
2.  Techne Corp                       0         + 33%              15%                  New Investment(c)
3.  Rathbone Bros. PLC                1         + 20%           NO DEBT!        12.9814      8.9416       -31%
4.  Barratt Development PLC           0         + 35%               4%           6.1344      6.2994        +3%
5.  Balchem                           1         + 22%             110%                  New Investment(d)
6.  U.S. Physical Therapy, Inc.       0(b)      + 58%(b)           11%          16.16       11.15         -31%
7.  Roxboro Group PLC                 1         + 41%             142%           3.1854      2.32         -27%
8.  UCB                               0         + 23%              46%                  New Investment(e)
9.  VT Holding                        1         + 36%             121%          19.293      31.8242       +65%
10. Nautilus Group                    0        + 198%           NO DEBT!                New Investment(f)
11. United Guardian                   2         + 19%           NO DEBT!         5.15        4.2          -18%
12. Strattec Security                 3         + 18%           NO DEBT!        35.25       47.94         +36%

WEIGHTED AVERAGE FOR TOTAL
EQUITY STOCKS HELD IN Z-SEVEN'S
PORTFOLIO AT YEAR END, 12/31/02      1/2         35%              86%                                      +4%

S&P 500 Stock Index                   2          9%              1794%       1,148.08       879.82        -23%


(a) Companies which have fiscal years reported for 2002 have been updated to 1992-2002.
(b) U.S. Physical Therapy's first profitable year was 1995, used as a base year for these calculations.
(c) Share price of Techne Corp is down 4% from our first purchase in December 2002.
(d)  Share price of Balchem is up 7% from our first purchase in June 2002.
(e)  Share price of UCB is unchanged from our first purchase in September 2002.
(f) Share price of Nautilus Group is down 55% from our first purchase in March 2002.

                                PAST PERFORMANCE
                                ----------------

The following is an historical look at our portfolio's performance, year by year. Portfolio returns are calculated after deducting commissions, but do not reflect expenses charged at the Fund level. Returns on an investment in the Fund will also vary from these returns, based on the market price of the Fund's shares.

PERFORMANCE IN 2001

     While the stocks in our portfolio held up exceptionally well, during this difficult bear market year, down only 4% (weighted average), our overall result was severely impacted by our incorrect strategy of becoming fully invested, based upon the common sense logic that lower interest rates would benefit the stock market. This logic was backed by history showing that every single time the Federal Reserve Board had lowered rates, the stock market soared during that period an average in excess of 30% on the Dow Industrials within the first twelve months. In 2001, rates were cut "in spades", faster and further than ever before. However, this time turned out to be the exception to the rule, as 2000 was no ordinary bear market, but only the beginning of a speculative bubble-busting secular bear market, such as we see only once in a generation (following the "roaring 20's" and the "go-go 60's") and the market ignored the positive influence of lower interest rates. In order to position ourselves as fully invested, after correctly being heavily in cash the year before, we bought those stocks meeting our criteria. Despite following the biggest yearly decline in the NASDAQ Composite Index, in history, there were few bargains to be found. Some "apparent" bargains, upon closer inspection, were instead fraught with danger and passing on these saved us substantially in 2001. The remaining option to become fully invested was to focus on enlarging our existing holdings. We successfully accomplished this early in 2001, to the extent we could within S.E.C. and I.R.S. diversification requirements. These mandate that less than 50% of a fund's assets may be invested in larger holdings which amount to 5% (each) or more of the fund's net assets. We took quite a few 4.9% positions but were still left with substantial uninvested cash. Wanting to be fully invested so that Z-Seven could participate to the same extent as most funds (which are usually fully invested) in what we thought would be an excellent period for the stock market, cost us dearly, through the use of derivatives on stock market indices (to hedge our opportunity cost) which suffered considerably worse losses than stocks we owned; instead of participating fully in a year when the Dow would go up in excess of 30%, we ended up in a continuing decline that caused our overall investment results to decline in excess of 30%, by far the worst year in our history during a difficult year for most stocks and funds. The lesson we learned, however, about the unusual type of bear market we were in made us better prepared for the challenges of 2002, as our excellent defensive performance during the latest year attests.

PERFORMANCE IN 2000

     We began the year 2000 with a streamlined portfolio of superb growth companies. Very early in the year, we eliminated at substantial profits those stocks that were no longer undervalued.

     As the NASDAQ Composite suffered its worst year in history during 2000, and the S&P 500 Index its worst since 1977, the year was obviously a difficult one. While we ended it somewhat disappointed with an investment portfolio decline of 6%, we were also pleased by our ability to achieve growth in our net asset value during three of the four quarters. This helped control our annual losses relative to other funds.

PERFORMANCE IN 1999

     In 1999, an upturn in interest rates and poor broad market conditions were serious concerns. In accordance with our selling discipline, negative monetary conditions and broad market divergent behavior (vs. popular market indices) prompted precautionary measures and a significant selling program. In a year when the majority of stocks listed on the NASDAQ and other U.S. Exchanges were down in price, Z-Seven's investment portfolio dipped merely 2%.

PERFORMANCE IN 1998

     The year of 1998 was quite a roller coaster for stocks. The ride went up in the beginning and, by mid-April, our portfolio had already gained 17%. The big drop came in late July and throughout August, when nothing was spared. The Russell 2000 Index of secondary stocks declined 38% from its peak in the spring, while our portfolio suffered a 33% drop from the spring high through the bottom on October 8, 1998. Thanks to the recovery of stock markets in which we were invested, although still hindered by secondary shares being out of favor, Z-Seven's investment portfolio finished the year with a positive return of 9%. While it may not appear that significant, this advance in a year that saw the Russell 2000 Index down by nearly 4% seems noteworthy to us.

PERFORMANCE IN 1997

     During the year, the Fund reduced exposure to troublesome monetary and broad market conditions in the U.K. by eliminating many British holdings that no longer met the criteria. Most of the new investments made in 1997 were domestic small caps and gave us a well-diversified portfolio. Z-Seven's fourteenth year closed with a 21% annual return on our investment portfolio in a market that greatly favored blue-chip stocks and bonds.

PERFORMANCE IN 1996

     This year was a landmark period for U.S. and European markets, with record highs and a volatile environment for specific stock sectors. While the mature bull market of this year saw prices driven by expectations, our approach focused on long-term growth investing designed to avoid chasing after the latest market trends. Z-Seven's thirteenth year closed with an 18% annual return on our investment portfolio, which was dominated by U.K. and Western European stocks.

PERFORMANCE IN 1995

     Our 1995 portfolio was primarily invested in the U.K. and Western Europe, and increased each and every quarter along with our net asset value. Out of 98 World Equity Funds, Z-Seven was ranked #1 by Lipper Analytical Services for that year (as reported in January 1, 1996 Barron's), despite holding substantial cash reserves as U.K. interest rates were rising for a large portion of 1995. Our Fund's twelfth year closed with better than 32% growth in our investment portfolio.

PERFORMANCE IN 1994

     We started 1994 with nearly 22% in domestic holdings, and by the close held only 2% in the U.S. The rest of our portfolio was invested entirely in Western European equities, primarily those traded in the U.K. We accomplished the feat of not losing money during a time when markets at home and in Europe faced difficult conditions. All in all, Z-Seven's eleventh year closed with better than 1% growth in our investment portfolio.

PERFORMANCE IN 1993

Europe battled against a recession in 1993 with low interest rates. This created a positive environment for the European markets, which represented nearly 80% of Z-Seven's holdings. Our investment portfolio and per share net asset value grew for all four quarters of 1993. Our Fund's tenth year closed with 19% growth in our investment portfolio.

PERFORMANCE IN 1992

     In 1992, European secondary issues, which made up nearly 80% of our portfolio, suffered a severe blow when Denmark voted against the Maastricht Treaty (designed to stabilize economic and political relationships in the European Community). This caused a five-month decline in the market prices of most European investments in our portfolio. Our ninth year as a public company was our least productive to that date, with a more than 12% loss in our portfolio.

PERFORMANCE IN 1991

     The year of 1991 brought wonderful news to our portfolio. About two thirds of our investments were invested in the U.K. Z-Seven Fund was the performance leader for that year among all closed-end and open-end funds invested primarily in Europe. Our eighth year as a public company was our most productive, with a 54% gain in our portfolio.

PERFORMANCE IN 1990

     While we were excited with the returns in 1991, it was the defensive performance in the bear-market year of 1990 that we are most pleased with. By the end of 1990, our search for exceptional value gave us a portfolio invested 67% in the U.K. and Western Europe, and 28% in the U.S. In a very difficult year for markets around the world, the Fund was able to minimize portfolio losses to just over 5% in our seventh year as a public company. Relative to other closed-end funds invested primarily in Europe, Z-Seven was the performance leader at year-end, based on market value.

PERFORMANCE IN 1989

     Six of our holdings, including our largest, were sold in early 1989. In the case of our largest position, we were forced to sell due to a takeover of the company. The other five were eliminated because they no longer met our strict investment requirements. The six which were sold, on average, had more than tripled in price over an average holding period of two and one-half years. They ranged in performance from 22% to over 530%!

     In 1989, each of the stocks still held in Z-Seven' portfolio was a profitable investment. Their range of performance was more uniform. Over the years, some had nearly tripled, others nearly quadrupled our purchase cost, after an average holding period of about three and one-half years.

PERFORMANCE IN 1988 AND 1987

     Tracking our holdings back to 1988, the average stock of our 1988 largest twelve positions nearly tripled over an average holding period of about two years. Each was eventually closed out at a profit. We may recall that the two-year period which ended in 1988 included the great market crash of October, 1987.

     Well, then how did our biggest holdings of 1987 perform during the 1987 crash year? Each of the twelve earned us a profit. The average performance of our 1987 largest twelve investments doubled over the less than two and one-half years, despite the crash.

 PERFORMANCE IN 1986 AND 1985

     Even though the Value Line Index was up only 4% in 1986, each one of our biggest twelve and even the thirteenth through twenty-fourth largest holdings advanced in price for the year of 1986. Yes, all twenty-four of them. It was a wonderful year. On average, they had nearly tripled since being purchased, less than two years before. The year 1986 was Z-Seven's best year, until 1991 that is. What about our 1985 biggest holdings, you ask? We did not begin to feature our twelve largest investments until our 1986 annual report. It is to note however, that our net asset value performance in 1985 ranked #1 (Source: No-Load Fund Investor) among all closed-end funds with our investment portfolio growing by 44.5% for the year. On a personal note, 1985 was the year I became a Dad, through the birth of my loving baby girl Ariana.

                            TIME TO BUY STOCKS AGAIN
                            ------------------------

     Back in 1987, after the stock market crash, investors were stunned by a volatile decline of unparalleled proportions. Still, there was a phenomenon that I recognized from the September 1974 bear market selling climax, with subsequent lower but softer bottoms in early October and the beginning of December that year.

     At that point, as a young analyst, although my strict fundamental quality/growth/value discipline was my focus, I was, and still am, fascinated by the forces which change and move overall stock market direction. I noticed that, at these softer but lower bottoms, it would have been easy to have gotten carried away by the pessimism which pervaded Wall Street, where I worked, and, after nearly two years of seemingly endless decline in stock prices, these new lows being made by the Dow Jones Industrial Average could have made it simply appear as business as usual.

     As folks used to say, back then, "another day, another doom." Still, an abundance of values, as never before, were meeting not only all of my quality and growth requirements, but, because of lower pricing during the bear market, were also trading at the single-digit P/E multiple my value discipline demands. I couldn't see how prices could go much lower and I noticed that fewer and fewer individual stocks were making new lows, every time the Dow would make a new low. As it turned out, prices didn't go any lower. It was the buying opportunity of a lifetime and I remembered this phenomenon.

     The next time this phenomenon took place was some 5 1/2 years later, beginning with a selling climax which accompanied the Hunt silver liquidation crisis and ended, upon a successful test some 3 1/2 weeks later, the shortest "base-building" period in history. Merely 1 1/2 years later, yet another selling climax took place and was followed by the second longest base-building period ever of 10 1/2 months until August 1982 - the longest was 1947 - 1949. The 1982 bottom led to a 17 1/2 year secular bull market that was punctuated by the 1987 market crash and a minor bear market in 1990 before ultimately ending with a speculative surge (bubble) that took the NASDAQ comp. over 5,000.

     By the time of the selling climax and subsequent base-building period ending the 1987 crash, I was doing more than analysis and money management. Since the end of 1983, I have been responsible for the affairs of our publicly traded corporation, the Z-Seven Fund, Inc. (a closed-end fund). I needed to reach our shareholders with a communication that would explain to a paralyzed public that the worst was over and what to expect in the new bull market, so I shared this research on previous selling climaxes and subsequent softer bottoms (base-building periods) and how they correlated to subsequent stock market advances.

     I now find it timely to share with you this historical work as it originally appeared in Z-Seven Fund's 1987 through 1990 annual reports, because on July 24, 2002, the stock market recently had a somewhat milder selling climax, with 917 individual issues making new lows on the New York Stock Exchange and 479 new lows on the NASDAQ. These figures are not directly comparable to statistics provided here on previous selling climaxes and base-building periods because weekly new lows are, empirically, at least equal to and, realistically, always greater than daily new lows. On the other hand, another area of non-comparability goes into the exact opposite direction, adding a balancing factor, which is that the number of individual issues traded on the NYSE has greatly expanded, over the years.

     Getting back to comparing "apples with apples", just recently (October 9th) the Dow closed at 7286.27, more than 5% below the July closing low of 7702.34, yet, only 604 individual issues on the NYSE made new 52-week lows vs. 917 back in July. On the NASDAQ, which now seems to be the leading U.S. market, the closing low of the NASDAQ Composite index on October 9th was 1114.11, nearly 10% below the closing low in July. Here again, fewer stocks made new lows in October than did back in July. Putting this latest base-building period into historical perspective, it would suggest a bull market may have begun, which could last as much as 3 years (2005).

     Still, I am mindful that the grossly overly-speculative stock market of the late 1990's, much like prior speculative bubbles here in the late 1960's and the late 1920's (more recently in Japan in the late 1980's) will probably take many more years before fundamental values proliferate in abundance the way that they did in 1974 and 1982. Therefore, while I believe that the winds have shifted for now, after this new bull market has ended, there may be a final phase of the secular bear market. I do believe that before we start downhill again, that the ride to 2005 is potentially quite profitable for stock investors and maybe the last such opportunity until the stage is set for a longer lasting uptrend, considerably down the road. So, enjoy the ride and the following historical information, which may help place the current market upturn into perspective.


HISTORICAL SUMMARY OF BASE-BUILDING PERIODS AND SUBSEQUENT MARKET ADVANCES
--------------------------------------------------------------------------

THIS NOTE APPEARED IN EACH OF OUR 1987- 1990 ANNUAL REPORTS, AS YOU CAN SEE FROM THE ACCURACY OF ITS CONCLUSION, HISTORY CAN BE SUCCESSFULLY APPLIED TO RELATE TO CURRENT EVENTS.

     "Historically, the length of the of the base-building period helps to predict the expected duration of a subsequent stock market advance. The analysis shows base-building periods and subsequent market advances since 1946. By far the longest base-building period lasted 26 months (April 1947 to June 1949) setting the stage for a market advance which lasted 12 1/2 years before the first 20%+ decline. In contrast, the shortest period of constructive transition lasted only 3 1/2 weeks (March 27- the Hunt silver liquidation - to April 21,
1980), and was followed by the shortest bull market of about 53 weeks before the first 20%+ decline. The base-building period the October 1987 stock market decline ended on December 4, 1987 (about 5 1/2 weeks); we could therefore expect the current market advance to last approximately 2 1/2 years (in correlation to the 5 1/2 weeks of base-building in 1966 and subsequent two year, two month market advance)"...IT ACTUALLY LASTED FROM DECEMBER 1987 TO JULY 1990...OR NEARLY EXACTLY 2 1/2 YEARS.

 -------------------------------------------------------------------------------
  1947-1949 Base Building                             A/D Line         Weekly

                           Week Ended    DJIA     (vs. Climax Low)    New Lows

  Climax Low                  4/19/47    168.44             -0-         793
  Bottom Test                 5/17/47    168.21          -1,118         749
  Bottom Test                 6/17/49    163.78          -3,639         551
--------------------------------------------------------------------------------
1947-1949 BASE-BUILDING: DJIA and Advance/Decline Line information is on a weekly basis only, while for all subsequent base-building periods, DJIA and Advance/Decline Line figures are on a daily basis. This was the longest of all base-building periods which lasted about 26 months, from 1947 to 1949. As the Advance/Decline Line trended lower through the years, fewer and fewer stocks made new lows. The bull market which followed was also by far the strongest ever(until the latest); it lasted about 12 1/2 years until the high of 734.91 was made on the Dow (about a 4 1/2-fold move) on December 13, 1961, before the next 20%+ decline occurred into 1962.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  1962 Base Building                                   A/D Line         Weekly
                           Week Ended    DJIA     (vs. Climax Low)    New Lows

  Climax Low                  5/28/62    576.93             -0-       1,186
  Bottom Test                 6/26/62    535.76          -4,411         621
  Bottom Test                10/23/62    558.06          -4,799         457
--------------------------------------------------------------------------------
This base-building period lasted about 5 months (5/28-10/23). A characteristic of base-building periods is that the Advance/Decline Line trends lower, but fewer and fewer stocks make new lows. After spending five months in base-building (the third longest such period), a new bull market was born which carried the Dow up nearly 80% from 558 to 995 on February 9, 1966, over a period of 3 1/4 years. Secondary stocks gained considerably more before the Dow's next 20%+ decline occurred in 1966.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1966 Base Building                                  A/D Line         Weekly
                           Week Ended    DJIA     (vs. Climax Low)    New Lows

  Climax Low                  8/29/66    767.03             -0-       1,020
  Bottom Test                 10/7/66    744.32          -3,737         756
--------------------------------------------------------------------------------
This base-building period lasted only about 5 1/2 weeks (8/29-10/7). At the only bottom-test on October 7, both the Dow and the A/D Line had declined past the climax low; however, fewer new lows were made that week (756 versus 1,020). The subsequent advance lasted about two years and two months to December 3, 1968. It is interesting to note that secondary stocks experienced one of their greatest periods of advance during this upcycle. Dow stocks, however, advanced only 32% (to 985.21), before the next 20%+ decline in 1969-70 more than wiped out the entire upmove in blue chip stocks.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  1970 Base Building                                  A/D Line         Weekly
                           Week Ended    DJIA     (vs. Climax Low)    New Lows
  Climax Low                  5/26/70    631.16             -0-       1,322
  Bottom Test                  7/7/70    669.36          -2,583         501
--------------------------------------------------------------------------------
Like the 1966 base-building period, only one bottom test occurred in 1970
(July 7) on which day the Advance/Decline Line was considerably lower than on the day of the climax low; however, the weekly new lows narrowed more than in half (501 versus 1,322). After six weeks of base-building, a new advance began which carried the Dow higher by 57% to 1,051.70 by January 11, 1973 over about 2-1/2 years. The gain in secondary stocks ended a year earlier. The next decline (1973-1974) was the worst since the 1930's, bringing stocks down to levels not seen since the 1962 base-building period.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *1974 Base Building                                  A/D Line         Weekly
                           Week Ended    DJIA     (vs. Climax Low)    New Lows

  Climax Low                  9/13/74    627.19             -0-       1,054
  Bottom Test                 10/4/74    584.56            -477         616
  Bottom Test                 12/6/74    570.60          -1,796         459
--------------------------------------------------------------------------------
This base-building period was preceded by the longest and most damaging bear market since the Great Depression. The Dow and the Advance/Decline Line still tended lower, while fewer and fewer stocks made new lows. This 12 week base-building period was followed by nearly two years of a rising Dow (to 1014.79 on September 21, 1976). While a bear market ensued for blue-chips (1977-1978), secondary stocks gained strongly in contradiction to the Dow.
* Since the down market in 1977-1978 was confined primarily to blue-chip stocks, a broad selling climax did not occur. The next selling climax took place in 1980.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  1980 Base Building                                  A/D Line         Weekly
                           Week Ended    DJIA     (vs. Climax Low)    New Lows
  Climax Low                  3/27/80    759.98             -0-       1,005
  Bottom Test                 4/21/80    759.13          +2,825         141
--------------------------------------------------------------------------------
THIS WAS THE SHORTEST OF ALL BASE-BUILDING PERIODS (only 3 1/2 weeks from March 27th to April 21st), leading to the shortest bull market of just one year as the Dow rose only 34% to 1024.05 by April 1981. A lower Dow on April 21, 1980 was in sharp contrast to a rapidly shrinking number of new weekly lows (141 versus 1,005) in the only bottom test. THIS WAS THE ONLY TIME IN BASE-BUILDING PERIODS THAT THE ADVANCE/DECLINE LINE DID NOT SINK TO A NEW LOW.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1981 Base Building                                   A/D Line         Weekly
                            Week Ended    DJIA     (vs. Climax Low)    New Lows

  Climax Low                   9/28/81    842.56             -0-         706
  Bottom Test                  3/12/82    797.37          -3,018         451
  Bottom Test                  8/12/82    776.92          -7,410         405
--------------------------------------------------------------------------------
This was the second longest base-building period, 10 1/2 months from September 28, 1981 to August 12, 1982 (still less than 1/2 as long as the 1947-49 period), and was followed by the second longest bull market, slightly more than five years until August 25, 1987 (also less than 1/2 as long as the 1949-61 great bull). The Dow then more than tripled to 2722.42; secondary stocks gained, but not nearly as much as the Dow. The October 1987 crash followed, backtracking about one-half the 1982-1987 advance in the Dow.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  1987 Base Building                                    A/D Line        Weekly
                            Week Ended     DJIA     (vs. Climax Low)   New Lows

  Climax Low                  10/20/87    1738.74             -0-      1,516
  Bottom Test                 10/28/87    1793.93          -2,110        794
  Bottom Test                  12/4/87    1766.74          -3,795        447
--------------------------------------------------------------------------------
Applying historical correlations of base-building periods, we correctly estimated 2 1/2 years of rising market averages (before the first 20%+ decline) in the bull market which began on December 7, 1987 and ended on July 16, 1990 at DJIA 2999.75. While the Dow only approximated its crash low, the A/D Line made classic lower lows during the 1987 base building period. The bear market which followed was nearly as brief as the '87 crash - the Dow was down 22% and broad market indices even more from their '89 highs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  1990 Base Building                                    A/D Line        Weekly
                            Week Ended     DJIA     (vs. Climax Low)   New Lows

  Climax Low                   8/24/90    2483.42             -0-        923
  Bottom Test                  9/28/90    2427.48          -4,404        871
  Bottom Test                 10/12/90    2365.10          -6,443        599
  Bottom Test                 10/19/90    2281.19          -6,876        537
--------------------------------------------------------------------------------
Three successful bottom tests in September and October 1990 confirmed the validity of the August 23 Climax Low. This base-building period would suggest a bull market lasting 2 1/2 - 3 years for blue chips and possibly even longer for secondary issues. Thus, 1991 and 1992 are likely to be excellent years as well as early 1993. Secondary stocks may keep rising well after the final top is reached in the Dow.
--------------------------------------------------------------------------------



--------------------------------------------------------------------- ----------
  1989-1991 U.K. Base Building                        A/D Line         Daily
                               Date       FTSE 100  (vs. Climax Low)   New Lows

  Climax Low                  10/16/89     2135.50            -0-      1,036
  Bottom Test                  4/30/90     2103.40        -10,630        720
  Bottom Test                  9/24/90     1990.30        -17,337        632
  Bottom Test                  9/28/90     1990.20        -17,665        388
  Bottom Test                  1/16/91     2054.80        -21,243        253
  Bottom Test                  1/23/91     2080.50        -21,419        141
--------------------------------------------------------------------------------
In the U.K., a selling climax on October 16, 1989 registered an unprecedented number of new lows, for the year. This suggests the likelihood of a bottom here, which was successfully tested at the end of April 1990, at the end of the 1990 third quarter and most recently on January 23, 1991. The implications are extraordinarily bullish for the very long term from a 1 1/4 year base in the market. The gloom and doom atmosphere which the current U.K. recession brings has served to extend the base and offer exceptional value in small and medium companies' shares!
--------------------------------------------------------------------------------

                           SPECIAL FEATURE OF THE FUND
                           ---------------------------

BONUS/PENALTY PERFORMANCE INCENTIVE

     Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P
500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

     This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven's Adviser. As recently as 2001, the Adviser paid performance penalties totaling $139,003.

     During the most recent year 2002, our excellent defensive performance in yet another difficult bear market year earned the Adviser bonuses (net of its first quarter penalty) of $26,627, for the entire year

     The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

Special bonus/penalty incentive:

               -------------------------------------------------
               Trailing 12 months                      Quarterly
               % Point Difference                  Bonus/Penalty
               ------------------                  -------------
                      0 to   9.9                              0%
                      10 to 14.9                            1/4%
                      15 to 19.9                            3/8%
                      20 to 24.9                            1/2%
                      25 to 29.9                            5/8%
                      30 to 34.9                            3/4%
                      35 to 39.9                            7/8%
                      40 to 44.9                              1%
                      45 to 49.9                          1 1/8%
                      50 to 54.9                          1 1/4%
                      55 to 59.9                          1 3/8%
                      60 to 64.9                          1 1/2%
                      65 to 69.9                          1 5/8%
                      70 to 74.9                          1 3/4%
                      75 to 79.9                          1 7/8%
                      80 to 84.9                              2%
                      85 to 89.9                          2 1/8%
                      90 to 94.9                          2 1/4%
                      95 to 99.9                          2 3/8%
                     100 or more                          2 1/2%
               -------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

FOREIGN SECURITIES

     The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

OPTIONS ON STOCK INDICES AND

INDEX FUTURES

     The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding. Purchases and sales of options will also be made to close out open option positions.

FOREIGN CURRENCY CONTRACTS

     The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

NET ASSET VALUE CALCULATION

     While it remains our intent to publish our Net Asset Value (NAV) weekly, there may be instances when we are unable to do so.

SHARE REPURCHASES

     Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market. Please, see "Share Repurchases" on page 4 of the LETTER TO OUR SHAREHOLDERS.

                               GENERAL INFORMATION
                               -------------------

THE FUND

     Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on the Nasdaq Small-Cap Market and on the Pacific Exchange. The Board is considering the increased listing fees being charged by NASDAQ for small-cap listing and other possibilities, including the O-T-C Bulletin Board

     The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

SHAREHOLDER INFORMATION

     Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems. The Fund may be contacted directly for latest net asset value.

     Very often shares can be bought or sold for a more advantageous price on either (but not both) of the markets. Be sure to get quotes on both the ZSEV (Nasdaq) and ZSE (Pacific) before you place your order. As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

     A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.

     Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank Minnesota, Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.

     Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2002

--------------------------------------------------
INVESTMENT SECURITIES(a)       SHARES       VALUE
--------------------------------------------------
COMMON STOCKS
--------------------------------------------------

BIOTECHNOLOGY  -  6.8%

  Techne Corp.(b)              18,400   $ 525,651
                                      ------------
                                          525,651
                                      ------------

BUILDING & MATERIALS  -  7.2%

  Barratt Developments PLC     69,100     435,289
  Hughes Supply, Inc.           4,500     122,940
                                      ------------
                                          558,229
                                      ------------

COMPUTER SALES & SERVICES  -  0.7%

  Insight Enterprises, Inc.(b)  6,080      50,525

                                      ------------
                                           50,525
                                      ------------

CONFECTION  -  1.7%

  Lindt & Sprungli AG             230     133,169
                                      ------------
                                          133,169
                                      ------------

ELECTRONIC COMPONENTS  -  4.9%

  The Roxboro Group PLC       162,700     377,464
                                      ------------
                                          377,464
                                      ------------

HEALTH & FITNESS PRODUCTS  -  18.7%

  Balchem Corporation          17,200     417,960
  National Dentex
   Corporation(b)               8,100     158,274
  Nautilus Group, Inc.         13,600     181,696
  Novartis AG                   3,960     144,591
  UCB                          11,622     365,640
  United Guardian, Inc.        40,400     169,680
                                      ------------
                                        1,437,841
                                      ------------

--------------------------------------------------
INVESTMENT SECURITIES(a)       SHARES       VALUE
--------------------------------------------------
COMMON STOCKS
--------------------------------------------------

HEALTH SERVICES - 5.0%

  U.S. Physical Therapy, Inc.(b)   34,850 388,578
                                      ------------
                                          388,578
                                      ------------

INFORMATION & RESEARCH SERVICES - 2.9%

  Factset Research, Inc.        3,700     104,599
  Forrester Research (b)        7,600     118,332
                                      ------------
                                          222,931
                                      ------------

INSURANCE BROKERS - 12.8%

  Jardine Lloyd Thompson
    Group PLC                  91,600     986,550
                                      ------------
                                          986,550
                                      ------------

INVESTMENT MANAGERS - 7.4%

  Brewin Dolphin PLC            89,500     54,076
  Rathbone Brothers PLC         58,000    518,613
                                       -----------
                                          572,689
                                       -----------

MANUFACTURING - AUTO. & INDUSTRIAL - 6.3%

  Strattec Security
   Corporation (b)               3,500    167,790
  VT Holding A/S (Class B)       9,965    317,128
                                      ------------
                                          484,918
                                      ------------

                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 2002

--------------------------------------------------
INVESTMENT SECURITIES(a)       SHARES       VALUE
--------------------------------------------------
COMMON STOCKS
--------------------------------------------------

RETAIL  -  2.3%

  The Men's Wearhouse, Inc.(b)  6,300     108,045
  Westfair Foods                  360      68,746
                                      ------------
                                          176,791
                                      ------------

--------------------------------------------------
OTHER  -  0.6%

  Abbeycrest PLC               10,000       6,283
  Ballantyne of Omaha, Inc.(b) 50,505      38,384
                                      ------------
                                           44,667
                                      ------------

--------------------------------------------------
TOTAL COMMON STOCKS  -  77.3%

  (Cost $6,153,704)                   $ 5,960,003
--------------------------------------------------


--------------------------------------------------
OPTIONS                      CONTRACTS
--------------------------------------------------
  Nasdaq Mini 85 Index Calls     147    $ 269,010
-------------------------------
Total Options  - 3.5%
                                     -------------
    Total (Cost $473,312)               $ 269,010

--------------------------------------------------


--------------------------------------------------
TOTAL INVESTMENT IN SECURITIES -  80.8%

   (Cost $ 6,627,016)                 $ 6,229,013
--------------------------------------------------
CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES  -  19.2%          $1,479,228
--------------------------------------------------
NET ASSETS  -  100.0%
   (Equivalent to $4.12 per share based
   on 1,872,592 shares of capital stock
   outstanding)                        $7,708,241
==================================================

(a)  Percentages based on net assets of $7,708,241.
(b)  Non-income producing investment.
(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $6,627,016 at December 31, 2002. Net unrealized depreciation for all securities was $398,003. This consisted of aggregate gross unrealized appreciation of $1,191,691 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $1,589,694 of securities with excess tax cost over fair value.


-------------------------------------------------
COMMON STOCKS BY COUNTRY
-------------------------------------------------
PERCENT  COUNTRY                          VALUE
-------------------------------------------------
   42.8  United States               $ 2,552,453
   39.9  United Kingdom                2,378,275
    6.1  Belgium                         365,640
    5.3  Denmark                         317,128
    4.7  Switzerland                     277,761
    1.2  Canada                           68,746
-------------------------------------------------
  100.0                              $ 5,960,003
-------------------------------------------------

                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2002

ASSETS

Investments in securities, at value
  (identified cost $6,627,016)        $ 6,229,013
Cash                                    1,668,489
Receivables
  Dividends and interest                   13,814
Securities sold                            43,280
Other assets                                8,778
                                      -----------
Total assets                            7,963,374
                                      -----------

LIABILITIES

Payables
 Foreign exchange - contracts             149,747
 Due to investment adviser                 17,706
Other accrued expenses                     87,680
                                      -----------
Total liabilities                         255,133
                                      -----------

NET ASSETS                            $ 7,708,241
                                      ===========

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
  7,700,000 shares authorized,
  3,268,858 shares issued             $ 3,268,858
Additional paid-in capital             20,750,155
Treasury stock,
  1,396,266 shares, at cost           (10,809,759)
                                      -----------
                                       13,209,254
Accumulated net realized loss on
  investments, options and
  currency transactions                (4,953,263)
Net unrealized loss on
  investments, options and
currency translations                    (547,750)
                                      -----------


NET ASSETS (EQUIVALENT TO $4.12 PER
   SHARE BASED ON 1,872,592 SHARES
   OF CAPITAL STOCK OUTSTANDING)      $ 7,708,241
                                      ============



Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 2002

INVESTMENT INCOME
Dividends, net of nonreclaimable
  foreign taxes of  $11,672           $   107,549
Interest                                   25,398
                                      -----------
Total investment income                   132,947
                                      -----------
EXPENSES
Investment advisory base fee              102,083
Net performance bonus                      26,627
Compensation and benefits                  73,585
Transfer agent fees                        11,427
Professional fees                          70,553
Custodian fees                              7,297
Printing and postage expenses              10,589
Office expenses                            37,472
Insurance expense                           1,781
Directors' fees and expenses               26,623
Dues and filing fees                       48,424
Shareholder relations                       5,038
Rent expense                               19,816
                                      -----------
Total expenses                            441,315
                                      -----------
Expense reimbursement from Adviser       (102,083)


                                      -----------
Net expenses                              339,232
                                      -----------
Net investment loss                      (206,285)
                                      -----------
REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investments,
  options and currency transactions     1,425,537
Change in unrealized gain (loss)
  of investments, options and
  currency translations                (1,506,354)
                                      -----------
Net loss on investments,
options, and currency transactions        (80,817)
                                      -----------
Net decrease in net assets
  from operations                     ($  287,102)
                                      ===========

                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 2002
and December 31, 2001

                                   2002          2001
                               -----------   -----------
NET ASSETS,
Beginning of Year              $ 8,354,243   $13,880,553
                               -----------   -----------

OPERATIONS
Net investment loss               (206,285)      (71,063)
Net realized gain (loss) on
  investments, options and
  currency transactions          1,425,537    (4,110,170)
Change in unrealized
  gain (loss) of investments,
  options, and currency
  transactions                  (1,506,354)     (548,122)
                               -----------   -----------
Net decrease in net
  assets from operations          (287,102)   (4,729,355)
                               -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income               0       (82,620)
From net realized gain on
  investments, options and
  currency transactions                  0      (421,169)
                               -----------   -----------
Decrease in net assets from
  dividends and
  distributions                          0      (503,789)
                               -----------   -----------

SHARE TRANSACTIONS
Treasury stock purchases          (358,900)     (334,859)
Reinvested dividends and
  distributions                          0        41,693
                               -----------   -----------
Decrease in net assets
  from share transactions         (358,900)     (293,166)
                               -----------   -----------

Net decrease in net assets        (646,002)   (5,526,310)
                               -----------   -----------
NET ASSETS,
End of Year                    $ 7,708,241   $ 8,354,243
                               =========================


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. Options are valued at the last bid price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

                 See accompanying notes to financial statements.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the tax treatment of certain income and capital gain items, as of December 31, 2002, the Fund has reclassified $206,285 from accumulated net investment loss to paid in capital.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and
(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.


NOTE 2 - TREASURY STOCK TRANSACTIONS

     From January 1, 2001 through December 31, 2002, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                                     Average
                Year    Number of        Cost        Discount
                          Shares                    Per Share
              -----------------------------------------------
                2002      85,000     $ 358,900       $ 0.16
                2001      56,700     $ 334,859       $ 0.12

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price. On October 26, 2001 distributions of $41,693 were reinvested into 9,857 additional shares of the Fund at a net asset value of $4.23 per share.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At December 31, 2002 pursuant to filings with the SEC, Agape owned 18% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.


NOTE 3 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2002, were:

                             Common Stocks     Treasury Bills
                             -------------     --------------
                Purchases     $ 2,250,896       $ 3,367,917
                Sales         $ 2,205,691       $ 4,634,809


NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 2002, the Fund had the following open forward currency contracts:

           Settlement  Currency to  Currency to   Unrealized
              Date       Receive      Deliver    Depreciation
          ----------- ------------- ----------- -------------
            5/21/03    $ 2,144,300   1,417,063   $   116,285
                                      British
                                      Pounds

                                     788,326
            8/22/03        539,949    Swiss           33,462
                                      Francs
                      -------------             -------------
                       $ 2,684,249              $    149,747
          ===================================================

NOTE 5 - OPTIONS TRANSACTIONS

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2002 were $9,518,680 and $10,399,294, respectively.


NOTE 6 - LEASE COMMITMENTS

     The Fund is obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expires on June 30, 2004 and a five-year photocopier lease which expires on January 31, 2008.

Minimum lease payments due are outlined in the following table.

Year ended December 31:

               2003                                      28,223
               2004                                      14,973
               2005                                       1,590
               2006                                       1,590
               2007                                       1,590
               2008                                         133
                                                    -----------
             Total minimum lease payments              $ 48,099
                                                    ===========

     Rent expense for the year ended December 31, 2002 was $19,816. See Note 12.


NOTE 7 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 2002, the base fees aggregated $102,083

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for underperformance.

The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the year ended December 31, 2002, the performance penalty aggregated $24,379; the bonus aggregated $51,006, which resulted in a net bonus amount of $26,627.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year ended December 31, 2002, an expense reimbursement of $102,083 was required.


NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

     On September 13, 2001, the Board of Directors declared a remainder distribution of $503,789, approximately $0.26 per share. This represented undistributed net investment income for 2000 of $82,620 and undistributed long-term capital gains of $421,169. These distributions were paid on October 26, 2001, to shareholders of record on October 11, 2001.


NOTE 9 - FEDERAL INCOME TAX INFORMATION

     The Fund generated net capital gains of $1,425,537 during the year ended December 31, 2002 which reduced its net capital loss carry-forward of $5,103,008 as of the year ended December 31, 2002, which is scheduled to expire on December 31, 2009. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.


NOTE 10 - RELATED PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee members were paid $1,000 ($1,500 for the Chairperson), plus reimbursement of expenses, for each Committee meeting a member attended until the December 20, 2002 Audit Committee meeting. At a special meeting of the Board of Directors held on December 27, 2002, the fees paid to Audit Committee members were reduced to the following, retroactive to the date of the December 20, 2002 Audit Committee meeting: Audit Committee members are paid $500 ($750 for the Chairperson), plus reimbursement of expenses. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

     At December 31, 2002, Barry Ziskin, an officer and director of the Fund, owned 584,697 shares of the Fund's capital stock, which represent 31% of the total Fund shares. He is also an officer and director of the Adviser.


NOTE 11 - EXPENSE OFFSET ARRANGEMENT

     Through an arrangement with Standard & Poor's Securities ("S&P"), commissions paid to S&P earn soft dollar credits. The Adviser may direct S&P to use the credits to pay certain Fund expenses. For the year ended December 31, 2002, no soft dollar credits were used toward the payment of office expenses of the Fund.


NOTE 12 - EXPENSE ALLOCATION

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.

RESULTS OF VOTING (UNAUDITED)
-----------------------------

    Pursuant to the proxy statement mailed to shareholders in conjunction with the annual meeting of shareholders held on December 20, 2002, four proposals to be voted upon at the meeting were presented. Those proposals included:

    Proposal 1: Election of Directors. All Directors were nominees to the Board of Directors at this meeting. The Directors elected will hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified.

                                                   Withheld/
               Nominee                   For        Against
               --------------------- ------------  ---------
               A. Mevis               1,739,899       18,787
               L. Moore               1,739,775       18,911
               J. Shuster             1,739,349       19,337
               B. Ziskin              1,735,771       22,915
               R. Ziskin              1,735,771       22,915


Proposal 2: Approval of selection of Tait, Weller & Baker as independent auditors to report on the financial statements of the Fund for the year ended December 31, 2002

                      For             Against          Abstain
                   ---------         ---------        ---------
                   1,740,174           1,483            17,029


Proposal 3: Approval of the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.

                      For             Against          Abstain
                   ---------         ---------        ---------
                   1,744,970           11,988           1,728


Proposal 4: Authorize the proxies, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders.

                      For             Against          Abstain
                   ---------         ---------        ---------
                   1,720,024           20,926          17,736

INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)
----------------------------------------------------

Name, (Age)                    Positions Held     Served          Principal Occupation(s)
and Address                       With Fund        Since        During the Past Five Years
-----------                    --------------     ------        --------------------------
Alan Mevis (56)                   Director        9/30/02      Fine Art Photographer (1993-present)
3411 N.E. Morris Street                                        Arbitrator, NASD-Dispute Resolution
Portland, OR 97212                                             (1997-present) Portland, Oregon

Lydia Moore (41)                  Director        5/13/02      Brokerage Director
15113 E. Marathon Drive                                        Brokers Alliance, Scottsdale, AZ
Fountain Hills, AZ  85268                                      (3/97-present)

Dr. Jeffrey Shuster (50)          Director        3/16/86      President & CEO,
32 East Ridge Court                                            Jeffrey Shuster, DDS, PC
Cheshire, CT 06410                                             A Professional Corporation
                                                               (1981-present)

Barry Ziskin (50) (1) (2)         Director,       9/16/83      President, Ziskin Asset
1819 S. Dobson Rd., #109          President,                   Management, Inc. (1975-present);
Mesa, AZ  85202                   Treasurer                    President, TOP Fund Management,
                                                               Inc. (1983-present)

Rochelle Ziskin (48) (1) (3)      Director        4/08/85      Assoc. Professor (2000-present),
4206 W. 74th Street                                            Asst. Professor (1994-2000)
Prairie Village, KS  66208                                     Univ. of Missouri - Kansas City

Beth Alexander (45)               Secretary      12/20/02      Independent Business Consultant
1819 S. Dobson Rd., #109                                       (2002-present)
Mesa, AZ  85202                                                Senior Accountant, SEC reporting
                                                               People's Bank of California
                                                               (1997-2001)



(1)  Considered "Interested Persons" of the Fund
(2) Mr. Ziskin is the principal executive officer and only director of the Fund's Investment Adviser and its affiliate.
(3)  Ms. Ziskin is the sister of Barry Ziskin.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS


The following represents selected data for a share outstanding throughout the year. All share and per share data has been adjusted to reflect the two-for-one stock split in December 1997. Financial Highlights include twelve years of information.

---------------------------------------------------------------------------------------------------
For the year ended December 31,                                       2002       2001       2000
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $ 4.27     $ 6.92     $ 7.57
                                                                   ----------  ---------  ---------
Net investment income (loss)                                          (0.11)     (0.04)      0.05
Net realized and unrealized gains (losses) on investments
  and currency transactions before income taxes                       (0.05)     (2.35)     (0.62)
                                                                   ----------  ---------  ---------
Total increase (decrease) from investment operations                  (0.16)     (2.39)     (0.57)
Distributions to shareholders from net investment income                -0-      (0.04)     (0.11)
Distributions to shareholders from net capital gains                    -0-      (0.22)       -0-
Income taxes on capital gains paid on behalf of
  Shareholders                                                          -0-        -0-        -0-
Impact of treasury stock repurchases                                 -0.01-        -0-       0.03
Capital contribution                                                    -0-        -0-        -0-
                                                                   ----------  ---------  ---------
Net increase (decrease) in net asset value                            (0.15)     (2.65)     (0.65)
                                                                   ----------  ---------  ---------
Net asset value, end of year                                         $ 4.12     $ 4.27     $ 6.92
                                                                   ==========  =========  =========

Per share market value, end of year                                  $ 3.26     $ 4.19     $ 7.25
Total investment return (a)                                          (22.2%)    (38.7%)     (4.2%)
Ratio of expenses before performance bonus/penalty to
  average net assets (c)                                               3.9%       4.0%       3.4%
Ratio of expenses to average net assets (c)                            4.2%       2.8%       3.1%
Ratio of net investment income (loss) to average
  net assets                                                          (2.5%)     (0.7%)       0.4%
                                                                        --
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               38.8%      74.6%       0.0%
---------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)                  1,873      1,958      2,004
Net assets, end of year (in 000's)                                    7,708      8,354     13,881
---------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Calculations based on weighted average number of shares outstanding of 2,588,376 for the year.
(c) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 1995 through December 31, 2002. Ratio of expenses net of expense waivers to average net assets is 3.5% for the year ended December 31, 2002.
(d) Total investment return without the capital contribution would have been 33.2%.

---------------------------------------------------------------------------------------------------
   1999       1998        1997       1996       1995       1994      1993      1992(b)      1991
---------------------------------------------------------------------------------------------------
   $ 7.80     $ 7.55     $ 8.20     $ 8.74     $ 8.32     $ 8.50     $ 7.56     $ 8.83     $ 6.08
  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     0.10        -0-       0.11      (0.06)      0.06      (0.08)      0.06       0.02      (0.09)

    (0.28)      0.55       1.05       1.01       1.88      (0.07)      1.11      (1.29)      2.84
  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    (0.18)      0.55       1.16       0.95       1.94      (0.15)      1.17      (1.27)      2.75
      -0-      (0.06)     (0.05)     (0.03)     (0.44)       -0-        -0-        -0-        -0-
    (0.05)     (0.12)     (1.38)     (1.46)     (1.08)       -0-        -0-        -0-        -0-

      -0-      (0.12)     (0.45)       -0-        -0-      (0.03)     (0.23)       -0-        -0-
      -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-        -0-
      -0-        -0-       0.07        -0-        -0-        -0-        -0-        -0-        -0-
  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    (0.23)      0.25      (0.65)     (0.54)      0.42      (0.18)      0.94      (1.27)      2.75
  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   $ 7.57     $ 7.80     $ 7.55      $8.20     $ 8.74     $ 8.32     $ 8.50     $ 7.56     $ 8.83
  =========  =========  =========  =========  =========  =========  =========  =========  =========

   $ 7.69     $ 8.00     $11.00     $10.25     $11.13      $8.25     $ 9.13      $8.50     $10.75
     (3.2%)    (24.5%)     34.0%(d)    8.9%      58.3%      (9.3%)     10.2%     (20.9%)     68.6%

      3.2%       3.8%       3.0%       3.2%       2.9%       2.7%       2.9%       3.5%       3.4%
      0.5%       1.5%       1.0%       3.0%       2.0%       3.0%       2.1%       2.4%       4.3%

      1.2%      (0.2%)      1.1%      (0.6%)      0.9%      (0.8%)      0.7%       0.2%      (1.1%)
-------------------------------------------------------------------------------------------------
     14.9%      73.1%     111.3%      66.4%      36.1%      17.5%      42.1%      17.9%      44.1%
-------------------------------------------------------------------------------------------------
    2,322      2,545      2,671      2,785      2,771      3,032      3,188      3,269      2,571
   17,569     19,855     20,161     22,841     24,220     25,241     27,097     24,714     22,687
-------------------------------------------------------------------------------------------------


                           See accompanying notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
Z-SEVEN FUND, INC.

We have audited the accompanying statements of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2002, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the prior years in the period ended December 31, 2001 were audited by other auditors whose report dated January 25, 2002 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ Tait, Weller & Baker

                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 19, 2003

BOARD OF DIRECTORS                              TRANSFER AGENT

Barry Ziskin                                    Wells Fargo Bank Minnesota, N.A.
President:                                      Shareowner Services
Z-Seven Fund, Inc.                              161 N. Concord Exchange Street
TOP Fund Management, Inc.                       South St. Paul, MN  55075
Ziskin Asset Management, Inc.                    (800) 468-9716

Alan Mevis                                      INDEPENDENT AUDITORS
Fine Art Photographer, Arbitrator,
NASD-Dispute Resolution                         Tait, Weller & Baker
                                                Philadelphia, PA
Lydia Moore
Brokerage Director                              GENERAL COUNSEL

Dr. Jeffrey Shuster                             Kilpatrick Stockton LLP
DDS PC                                          Atlanta, GA
Private Practice
                                                STOCK LISTINGS
Rochelle Ziskin
Associate Professor                             Nasdaq Small Cap
University of Missouri-Kansas City              Symbol:  ZSEV

INVESTMENT ADVISER                              Pacific Exchange
                                                Symbol:  ZSE
TOP Fund Management, Inc.
                                                CORPORATE OFFICE
OFFICERS
                                                1819 S. Dobson Road
Barry Ziskin, President & Treasurer             Suite 109
Beth Alexander, Corporate Secretary             Mesa, AZ 85202
                                                (480) 897-6214
                                                Fax (480) 345-9227
CUSTODIAN                                       Zseven@aol.com

Investors Bank & Trust
New York, NY

                           Z-SEVEN FUND PRIVACY NOTICE
                           ---------------------------


Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

o Information we receive from you on account applications, information forms, and other shareholder interactions;
o    Information about your transactions with us, our affiliates, or others; and
o    Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                               THIS PAGE IS BLANK

                               Z-SEVEN FUND INC.
                              1819 S. DOBSON ROAD
                                   SUITE 109
                                 MESA, AZ 85205
                                 (480) 897-6214
                               FAX (480)345-9227


                          1. ACCOUNTING PROCEDURES:
                             RELIABILITY & CONSERVATISM

                          2. CONSISTENCY OF OPERATING
                             EARNINGS GROWTH

                          3. STRENGTH OF INTERNAL
                             EARNINGS GROWTH

                          4. BALANCE SHEET:
                             WORKING CAPITAL

                          5. BALANCE SHEET:
                             CORPORATE LIQUIDITY

                          6. RECOGNITION:
                             OWNER DIVERSIFICATION

                          7. VALUE: P/E UNDER 10

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEMS 4-8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

9.A - Not applicable.

9.B - THERE WERE NO SIGNIFICANT CHANGES IN THE REGISTRANT'S INTERNAL CONTROLS OR IN OTHER FACTORS THAT COULD SIGNIFICANTLY AFFECT THESE CONTROLS SUBSEQUENT TO THE DATE OF THEIR LAST EVALUATION.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:


                                 CERTIFICATIONS

I, Barry Ziskin, certify that:

1. I have reviewed this report on Form N-CSR of the Z Seven Fund;

2. Based on my knowledge, the report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3. Based on my knowledge, the financial information included in the report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in the report.

March 11, 2003

/s/ Barry Ziskin
Barry Ziskin, President and Treasurer

                                   SIGNATURES

                          [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)              Z Seven Fund


By (Signature and Title)  /s/ Barry Ziskin
                          Barry Ziskin, President and Treasurer

Date    March 11, 2003